[AMERICAN BEACON FUNDS LOGO]

                       SMALL CAP VALUE OPPORTUNITY FUND

Supplement Dated January 16, 2007 to the Prospectus dated March 31, 2006
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The last sentence of the Portfolio Holdings section under Additional
Information is hereby replaced with the following:

A list of the Fund's ten largest holdings is made available on the Fund's website on a quarterly basis. The ten largest holdings are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access holdings information, go to www.americanbeaconfunds.com and select "Fund Holdings" under the "I want info on . . ." menu on the home page.